Exhibit 10.12

Execution Version

FIRST LIEN PATENT SECURITY AGREEMENT

This FIRST LIEN PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made this 13th day of January, 2014, by and among the Grantor referred to on the signature pages hereof (“Grantor”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), in its capacity as agent for the Lenders and the other Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain First Lien Term Loan Credit Agreement dated as of January 13, 2014 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among NORTH ATLANTIC HOLDING COMPANY, INC. (“Parent”), NATC HOLDING COMPANY, INC. (“Holdings”), NORTH ATLANTIC TRADING COMPANY, INC. (“Borrower”), the lenders party thereto as “Lenders” (each of such Lenders, together with its successors and assigns, is referred to hereinafter as a “Lender”) and Agent, the Lenders have agreed to make certain financial accommodations available to the Borrower from time to time pursuant to the terms and conditions thereof; and

WHEREAS, the Lenders and the other Secured Parties are willing to make the financial accommodations to the Borrower as provided for in the Credit Agreement and the other Loan Documents, but only upon the condition, among others, that Grantor shall have executed and delivered to Agent, for the benefit of the Secured Parties, that certain First Lien Guaranty and Security Agreement, dated as of January 13, 2014 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, amended and restated, supplemented or otherwise modified, the “Guaranty and Security Agreement”); and

WHEREAS, pursuant to the Guaranty and Security Agreement, Grantor is required to execute and deliver to Agent, for the benefit of the Secured Parties, this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees as follows:

1.          DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Guaranty and Security Agreement or, if not defined therein, in the Credit Agreement, and this Patent Security Agreement shall be subject to the rules of construction set forth in Section 1(b) of the Guaranty and Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.

2.          GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit of each of the Secured Parties, to secure the Secured Obligations, a continuing security interest (referred to in this Patent Security Agreement as the “Security Interest”) in all of its right, title and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (collectively, the “Patent Collateral”):

all patentable inventions and designs, all United States, foreign, and multinational patents, certificates of invention, and similar industrial property rights, and applications for any of the foregoing, including:

(i)         each patent and patent application listed in Schedule I attached hereto,

(ii)       all reissues, substitutes, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof,

(iii)      all inventions and improvements described and claimed therein,

(iv)      all rights to sue or otherwise recover for any past, present and future infringement or other violation thereof,

(v)       all Proceeds of the foregoing, including license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto, and

(vi)      all other rights of any accruing thereunder or pertaining thereto throughout the world.

3.            SECURITY FOR SECURED OBLIGATIONS. This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantor to Agent, the other Secured Parties or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving Grantor.

4.            SECURITY AGREEMENT. The Security Interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Secured Parties, pursuant to the Guaranty and Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Patent Collateral made and granted hereby are more fully set forth in the Guaranty and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Patent Security Agreement and the Guaranty and Security Agreement, the Guaranty and Security Agreement shall control.

5.            COUNTERPARTS. This Patent Security Agreement is a Loan Document. This Patent Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Patent Security Agreement. Delivery of an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Patent Security Agreement. Any party delivering an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Patent Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Patent Security Agreement.

6.            CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE PROVISION. THIS PATENT SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 29 OF THE GUARANTY AND SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[SIGNATURE PAGE FOLLOWS]

2

IN WITNESS WHEREOF, the parties hereto have caused this Patent Security Agreement to be executed and delivered as of the day and year first above written.

GRANTOR:	NORTH ATLANTIC OPERATING COMPANY, INC.

	By:	/s/ Brian C. Harriss
Name: Brian C. Harriss
Title: Senior Vice President and Chief Financial Officer

Signature Page to
First Lien Patent Security Agreement

ACCEPTED AND ACKNOWLEDGED BY:

AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

	By:	/s/ Rob King
Name: Rob King
Title: SVP

Signature Page to
First Lien Patent Security Agreement

North Atlantic Operating Company, Inc.

Patent Registrations

Invention	Application Number Date	Patent Number Date	Owner

Cigarette Making Machine	29190624 09/23/2003	D494315 08/10/2004	North Atlantic Operating Company Inc.